EMPLOYMENT AGREEMENT

     This Employment Agreement (this "Agreement"), dated as of October 11, 1999, is by and among AccuFacts Pre-Employment Screening, Inc., a Delaware corporation ("AccuFacts"), Maglio- AccuFacts Pre-Employment Screening, Inc., a Delaware corporation ("Employer"), and Richard J. Maglio ("Executive").

In consideration of the mutual covenants and promises herein contained, the parties hereto agree as follows:

1. Employment.

     Employer agrees to employ Executive as the Vice-President of Operations of Employer and Executive accepts such employment, under and subject to the terms and conditions hereinafter set forth.

2. Term.

     Subject to earlier termination as hereafter provided, this Agreement shall have a term of three (3) years commencing on the date first appearing above (the "Effective Date") and ending on the third anniversary of the Effective Date (the "Term").

3. Duties.

     During the Term, Executive shall be responsible for the operations of Employer, the transition and integration of Maglio, Inc. into the Employer and such other duties consistent with his status as Vice President of Operations as are given to him from time to time by the Board of Directors. Executive shall devote his best efforts, skills, and abilities to the discharge of his duties hereunder and in promoting the interests of the Employer. In the performance of his duties, he shall cooperate with agents and other employees of the Employer and its affiliates. Executive shall not be engaged in, or be concerned with, any other commercial duties or pursuits which detract from performing his duties provided for herein.

4. Compensation: Salary, Equity Participation and Other Benefits.

     4.1 Salary. During the Term, Employer shall pay Executive a base salary in the amount of seventy-five thousand dollars ($75,000) per annum (the "Base Salary"), which shall be payable bi-weekly in arrears, or in such other manner as may be reasonably determined by the Board, but in no event less frequently than monthly, and which shall be subject to all applicable federal and state withholding, payroll and other taxes. Beginning on the first anniversary of the Effective Date, the Base Salary shall be increased by a minimum of 4% of the Base Salary (the "First Anniversary Base Salary"). Beginning on the second anniversary of the Effective Date, the First Anniversary Base Salary shall be increased by a minimum of 4% of the First Anniversary Base Salary (the "Second Anniversary Base Salary"). The Base Salary, the First Anniversary Base Salary, the Second Anniversary Base Salary and fringe benefits shall be reviewed annually by the Board

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following  the close of each full year end of Employer or at such other times as the Board may consider appropriate, and an upward adjustment to the Base Salary, the First Anniversary Base Salary, the Second Anniversary Base Salary and/or the awarding of a bonus or other form of compensation may be made in the sole discretion of the Board.

     4.2 Bonus of Profit Participation. Employer shall pay Executive 2% of any profit EBITA of AccuFacts (including AccuFact's subsidiaries) in excess of $500,000.00 as determined by AccuFact's accountants at the end of each fiscal year during the Term. Such amounts, if any, shall be paid as bonuses to Executive no later than April 15 of the following fiscal year.

     4.3 Grant of Stock Options. In partial consideration of Executive's covenants hereunder, AccuFacts shall issue to Executive stock options granting the option to purchase fifty thousand (50,000) shares (the "Options") of the common stock, $.01 par value, of AccuFacts. The Options shall be vested and exercisable upon the first anniversary of the Effective Date at a strike price of $2.50 per share and shall expire on the third anniversary of the Effective Date.

     4.4 Automobile Lease. During the Term, Executive shall be entitled to the use of an automobile leased or owned by Employer and Employer shall pay or reimburse Executive the direct expenses associated with such automobile (insurance, maintenance and the like). The monthly lease or purchase payments for such automobile shall not exceed $521.

     4.5 Fringe Benefits. Executive shall be entitled to participation in such medical plans, insurance (including without limitation, disability insurance) and other benefits as are accorded other employees of Employer generally; provided, however, that in the event that Employer institutes company policies to provide any members of senior management more extensive insurance and other similar plans and benefits than it provides its employees generally, Executive shall be entitled to participate in such plans and benefits.

     4.6 Vacation. Executive shall be entitled to three (3) weeks' paid vacation during each calendar year, and a pro-rata portion thereof for any partial calendar year in which Executive's employment hereunder commences or terminates. If the employment of Executive is terminated for any reason, he shall be paid for all accrued and unused vacation time.

     4.7 Business Expenses. It is understood that Executive will from time to time incur reasonable expenses in conjunction with his employment. Employer will reimburse him for any such reasonable expenses if he shall present an itemized written account in accordance with Employer's policies.

5. Guaranty. AccuFacts hereby acknowledges and agrees that it will guaranty all obligations of Subsidiary to be performed hereunder.

6. Nondisclosure and Developments. In consideration of his employment by Employer, Executive shall, contemporaneously with his signing of this Agreement, execute a Nondisclosure and Developments Agreement in the form annexed hereto as Exhibit A (the "Nondisclosure Agreement"), the terms and conditions of which are incorporated herein by reference. In the event that Executive has previously executed the Nondisclosure Agreement, then such agreement shall

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



remain in full force and effect in accordance with its terms and all references herein to the Nondisclosure Agreement shall refer to such previously executed agreement.

7. Covenant Not to Compete.

     (a) In consideration of the Non-Competition Consideration as set forth in the Supplemental Agreement (the "Supplemental Agreement") dated as of even date herewith by and among AccuFacts, Employer, Executive and Maglio, Inc., and for other good and valuable consideration the receipt and sufficiency of which Executive hereby acknowledges, Executive hereby agrees that for the period commencing on the Effective Date and ending on the later of (i) three (3) years following the Effective Date or (ii) two (2) years from the date of termination of the Term hereof (the "Non-Compete Period"), Executive shall not, without the prior written consent of Employer:

          (i) directly or indirectly, engage, whether as an individual proprietor, partner, stockholder, officer, executive, director, employee, author, consultant, contractor, joint venturer, lender, investor, representative or in any other capacity whatsoever (other than as a holder of not more than one percent (1%) of the total outstanding stock of a publicly held company), with or without pay, or assist any other Person (as such term is defined in the Supplemental Agreement) in engaging in any activity or line of business which is similar to, or competitive with, the Business (as such term is defined in the Supplemental Agreement) as conducted by Employer at any time during the Non-Compete Period (the "Proscribed Business Activities");

          (ii) directly or indirectly (1) enter into any kind of arrangement with any person then employed by AccuFacts or Employer with a view to terminating the employment of such person or (2) solicit, engage, or hire any individual who is then employed or was employed by AccuFacts or Employer during the previous six (6) month period;

          (iii) directly or indirectly, either on its own behalf or on behalf of any other Person:

               A. attempt in any manner to persuade any customer, client, distributor or supplier of AccuFacts or Employer to cease to do business, or to reduce the amount of business which such customer, client, distributor or supplier has customarily done or contemplates doing, with AccuFacts or Employer; or

               B. solicit business of any customer, client, distributor or supplier of Employer or render any services of the type usually rendered by AccuFacts or Employer for any such customer, client, distributor or supplier of AccuFacts or Employer.

     (b) Notwithstanding anything herein to the contrary, for purposes of clarification, the parties hereby acknowledge that the Proscribed Business Activities do not include general business consulting within the field of human resources and executive/professional recruitment or placement, including, as a part of such recruiting or placement, background checks; provided, however, that such background checks not included in the Proscribed Business Activities may not be conducted by Executive with a view towards re-sale and/or separate charging.


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     (c) The  provisions of this Section 7 shall be void and of no effect in the event that (i) Executive's employment with Employer is terminated without cause as set forth herein and Executive has not received the Severance Payment in connection with such termination as set forth herein or (ii) Employer has failed to pay Executive the consideration payable to him pursuant to the terms hereof and Executive subsequently terminates this Agreement by reason of such failure.

     (d) The covenants contained in the preceding paragraphs shall be construed as a series of separate covenants, one for each county, city and state of any geographic area where any business is carried on by AccuFacts or Employer. Except for geographic coverage, each such separate covenant shall be deemed identical in terms to the covenant contained in the preceding paragraphs. If, in any judicial proceeding, a court refuses to enforce any of such separate covenants (or any part thereof), then such unenforceable covenant (or such part) shall be eliminated from this Agreement to the extent necessary to permit the remaining separate covenants (or portions thereof) to be enforced. In the event that the provisions of this Section 7 are deemed to exceed the time, geographic or scope limitations permitted by applicable law, then such provisions shall be reformed to the maximum time, geographic or scope limitations, as the case may be, permitted by applicable laws.

8. Termination.

     8.1 Death. Executive's employment hereunder shall terminate forthwith upon the death of Executive.

     8.2 Disability. Executive's employment hereunder shall terminate, at the option of Employer, upon 30 days prior written notice delivered to Executive after the 90 Day Period, in the event that the Board makes a good faith determination that Executive suffers from Disability (as hereinafter defined) so as to be unable to substantially perform his duties hereunder for an aggregate of ninety (90) calendar days during any period of twelve (12) consecutive months (the "90 Day Period"). As used in this Agreement, the term "Disability" shall mean the material inability, in the opinion of a majority of the Board of Directors, set forth in a resolution giving the particulars thereof, of Executive to perform his duties in accordance with the terms of Section 3 hereof due to physical and/or mental infirmity, which opinion is concurred by a physician or psychiatrist reasonably satisfactory to Employer and Executive or his duly appointed representative or guardian.

     8.3 Without Cause. Employer may terminate this Agreement at any time during the term without cause, subject to the provisions of Section 9.4 hereof.

     8.4 For Cause. At any time during the term of this Agreement, Employer (by vote of a disinterested majority of the Board of Directors) may terminate Executive's employment hereunder for "Cause" upon a good faith finding of the Board of Directors of Cause and notice to Executive setting forth in reasonable detail the nature of such "Cause". The following actions of Executive shall constitute "Cause" for purposes of this Agreement:

          (i) Executive's embezzlement or substantial and material misuse of Employer's funds for unauthorized purposes;


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


          (ii) Executive's conviction by a court of competent jurisdiction of, or plea of guilty or nolo contendere to, any felony involving the possession of controlled substances, homicide, moral turpitude, theft or larceny, including, but not limited to, the theft of Employer's property;

          (iii) Executive's breach of his covenants set forth in Articles 6 and 7 of this Agreement in a material manner; or

          (iv) Substantial non-performance by Executive of his duties in accordance with the terms of Section 3 hereof, which non-performance is not the result of illness, disability, death or accident.

Termination under clauses (i) through (iii) hereunder may be made forthwith upon the events recited therein. Termination under clause (iv) may be made upon 45 days prior written notice, with Executive having an opportunity to cure his default during such period.

9. Limited Compensation Upon Termination.

     9.1 Death. If the Executive's employment shall be terminated by reason of his death, the Employer shall pay to such person as Executive shall designate in a notice filed with Employer, or if no such person shall be designated, to his estate as a lump sum benefit, Executive's Salary earned to the date of his death and, except as otherwise provided in this Agreement, any payments the Executive's spouse, beneficiaries or estate may be entitled to receive pursuant to any pension or employee benefit plan or life insurance policy or similar plan or policy then maintained by the Employer for such purpose, and such payment shall, assuming the Employer is in compliance with the provision of this Agreement, fully discharge the Employer's obligations with respect to Section 4 of this Agreement.

     9.2 Disability. During any period that the Executive fails to perform his duties hereunder as a result of incapacity due to Disability, the Executive shall continue to receive his Base Salary until either of (i) the Executive's employment is terminated pursuant to Section 7.2 of this Agreement or (ii) the payments of disability benefits under any disability policy for which Employer has paid the premiums shall become generally available to the Executive.

     9.3 For Cause. If the Executive's employment shall be terminated for Cause, the Employer shall pay the Executive his full Salary through the Date of Termination, at the rate in effect at the time Notice of Termination is given, and, the Employer shall have no further obligations with respect to Section 4 of this Agreement.

     9.4 Without Cause. If the Executive's employment shall be terminated without cause, the Employer shall pay the Executive his full salary through the Date of Termination, at the rate in effect at the time notice of termination is given, and, in addition, Executive will be entitled to continue to receive his then current salary, including any increases thereto as contemplated by Section
4.1 of this Agreement (the "Severance Payment") for a period commencing on the date of his termination and continuing through the end of the Term hereof (the "Severance Period"). Executive shall receive no other bonuses or benefits, other than COBRA and no other rights shall accrue during the Severance Period.

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



10. Change in Control.

     (a) Unless he elects to terminate this Agreement pursuant to subsection (c) below, executive understands and acknowledges that the Employer may be merged or consolidated with or into another entity and that such entity shall automatically succeed to the rights and obligations of the Employer hereunder.

     (b) In the event of a Change of Control (as defined herein), Executive may, at his sole discretion, elect to terminate this Agreement by providing written notice to the Employer at least five business days prior to the anticipated closing of the transaction giving rise to the Change in Control. In such case, the applicable provisions of Section 9.4 will apply as though the Employer had terminated Executive's employment without cause; provided, however, that under such circumstances, the amount of the Severance Payment due shall be paid in a lump sum at the then present value thereof (at a 5% interest rate) and the non-competition provisions of Section 7 shall apply for a period of three years from the effective date of termination.

     (c) For purposes of applying Section 9.4 under the circumstances described in subsection (b) above, the effective date of termination will be the closing date of the transaction giving rise to the Change of Control and all compensation, severance, reimbursements and lump-sum payments due the Executive must be paid in full by AccuFacts at or prior to such closing.

     (d) a "Change of Control" shall be deemed to have occurred in the event that, prior to the expiration of this Agreement, (i) there is a sale or acquisition of AccuFacts or Employer, (ii) Philip Luizzo no longer has a "controlling interest" (as such term is defined in the U.S. Securities Exchange Act of 1934, as amended) in AccuFacts, or (iii) there is a sale of substantially all of the assets of AccuFacts or its subsidiaries.

     (e) Executive must be notified in writing by the Employer at any time that the Employer or AccuFacts anticipates that a Change of Control may take place.

11. Miscellaneous.

     11.1 Notices. All notices shall be in writing and given by personal delivery, certified mail, return receipt requested, or by commercial overnight courier, to the recipient's address set forth above or to such other address or addresses as either party may specify in writing to the other. Notice shall be deemed given the date of personal delivery, the fifth business day after mailing, or the next business day after delivery to such courier (unless the return receipt or the couriers records evidence a later delivery).

     11.2 No Assignment. This Agreement shall not be assigned by either party without the advance written consent of the other, provided that Employer may assign this Agreement to a successor to all or a substantial portion of its business. This Agreement shall be binding upon and inure to the benefit of the parties, their successors and permitted assigns.

     11.3  Entire  Agreement.   This  Agreement   (including  the  Nondisclosure
Agreement executed simultaneously) constitutes the entire agreement between the parties with respect to its

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



subject  matter,   except  as  provided  herein,  all  other  prior  agreements, representations, statements, negotiations and undertakings are terminated and superseded hereby.

     11.4 Survival. After expiration or termination of this Agreement, all provisions relating to payment shall survive until completion of required payments. In addition to those provisions which specifically provide for survival beyond expiration or termination, all provisions regarding restrictions on competition, assignment of Developments (as defined in the Nondisclosure Agreement), post-termination solicitation of employees or customers of Employer, confidentiality and/or protection of proprietary rights and trade secrets shall survive without any time limits unless and until the expiration of any time period specified elsewhere in this Agreement with respect to the provision in question.

     Notwithstanding the foregoing, in no event shall any of the Executive's obligations, other than those relating to confidentiality and/or protection of proprietary rights and trade secrets, survive beyond twenty-four (24) months from Executive's termination.

     11.5 Governing Law. This Agreement shall be deemed to have been made in State of Florida, and shall be governed by and construed in accordance with the laws of the State of Florida, exclusive of its rules governing choice of law and conflict of laws. Each party hereto irrevocably and unconditionally (i) agrees that any suit, action or other legal proceeding arising out of this Agreement may be brought in the United States District Court for the Middle District of Florida, Orlando Division or, if such court does not have jurisdiction or will not accept jurisdiction, in any court of general jurisdiction in the County of Orange, Florida; (ii) consents to the jurisdiction or any such court in any such suit, action or proceeding; and (iii) waives any objection which such party may have to the laying of venue of any such suit, action or proceeding in any such court.

     11.6  Counterparts.  This  Agreement  may  be  executed  in any  number  of
counterparts,   each  of  which  shall  be  deemed  to  constitute  an  original instrument.


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



     IN WITNESS WHEREOF, the parties hereto have executed or caused to be executed this Employment Agreement on the date first above written.

                                            EXECUTIVE

                                            /s/ Richard J. Maglio
                                            ---------------------
                                            Richard J. Maglio

                                            ACCUFACTS PRE-EMPLOYMENT
                                            SCREENING, INC.

                                            By: /s/ Philip Luizzo
                                                ---------------------
                                                Name: Philip Luizzo
                                                Title: President

                                            MAGLIO-ACCUFACTS PRE-EMPLOYMENT
                                            SCREENING, INC.

                                            By: /s/ Philip Luizzo
                                                ---------------------
                                                Name: Philip Luizzo
                                                Title: President



As Guarantor of all obligations hereunder of Maglio-AccuFacts Pre-Employment Screening, Inc., pursuant to Section 5 of this Agreement,


ACCUFACTS PRE-EMPLOYMENT
SCREENING, INC.

By: /s/ Philip Luizzo
---------------------
Name: Philip Luizzo
Title: President

                                    Exhibit A
                    NONDISCLOSURE AND DEVELOPMENTS AGREEMENT

     In consideration and as a condition of my employment by Maglio-AccuFacts Pre- Employment Screening, Inc. (the "Employer"), the undersigned hereby agrees with the Employer as follows:

     1. I will not at any time, during my employment or for a period of seven years after the termination of my employment, reveal to any person or entity any of the trade secrets or confidential information ("Confidential Information") concerning the organization, business or finances of the Employer, including without limitation any names or lists of names of customers, employees, potential employees, independent contractors or any other business contacts developed by me or by other employees or agents of the Employer, or of any third party which the Employer is under an obligation to keep confidential, except as may be required in the ordinary course of performing my duties as an employee of the Employer, and I shall keep secret all matters entrusted to me and shall not use or attempt to use any such information in any manner which may injure or cause loss or may be calculated to injure or cause loss, whether directly or indirectly, to the Employer.

     Further, I agree that during the Term of my employment and for seven years thereafter, I shall not make, use or indirectly cause to be used any Confidential Information of any nature relating to any matter within the scope of the business of the Employer or concerning any of its dealings or affairs other than for the benefit of the Employer. I further agree that I shall not, after the termination of my employment, use or directly cause to be used any such Confidential Information of the Employer, it being agreed that all of the foregoing shall be and remain the sole and exclusive property of the Employer and that immediately upon the termination of my employment I shall deliver at the Employer's request, all of the foregoing, and all copies thereof, to the Employer, at its main office.

     Notwithstanding the foregoing, I shall not be obligated to maintain the confidentiality of any information contemplated under the terms of this Agreement which:

          a. is already known to me prior to disclosure by the Employer;

          b. at the time of disclosure is generally available to the public or which after such disclosure becomes generally available to the public through no fault of mine; or

          c. is acquired by me from a third party without restriction on disclosure or use;

or

          d. is approved for use or disclosure by written authorization of the Employer.

     2. If at any time or times during my employment, I shall (either alone or with others) make, conceive, discovery or reduce to practice any invention, modification, discovery, design, development, improvement, process, software program, work of authorship, documentation, formula, data, technique, know-how, secret or intellectual property right whatsoever or any interest therein (whether or not patentable or registrable under copyright or similar statutes or subject to analogous protection) (herein called "Developments") that relates to the then current business of the

Employer or any then planned new business as defined in the then current business plan or then current corporate documents of the Employer, or any of the products or services being developed, manufactured or sold by the Employer or which may be used in relation therewith, then: (A) such Developments and the benefits thereof shall immediately become the sole and absolute property of the Employer and its assigns and I hereby assign any rights I may have or acquire in the Developments and benefits and/or right resulting therefrom to the Employer and its assigns without further compensation, (B) to the extent consistent with the Copyright Act of 1976 (the "Copyright Act"), each such Development shall be a "work made for hire" as that term is defined in Section 101 of the Copyright Act, and shall be the sole property of the Employer and the Employer shall be the sole author thereof within the meaning of the Copyright Act, and if any such Development or any portion thereof is not deemed to be a "work made for hire," this Agreement shall operate as an irrevocable assignment of the copyright to the Development throughout the world, (C) I shall promptly disclose to the Employer (or any persons designated by it) each such Development, and (D) I shall communicate, without cost or delay, and without publishing the same, all available information relating thereto (with all necessary plans and models) to the Employer.

     Upon disclosure of each Development to the Employer, I will, during my employment and at any time thereafter, at the request and cost of the Employer, sign, execute, make and do all such deeds, documents, acts and things as the Employer and its duly authorized agents may reasonably require:

          (a) to apply for, obtain and vest in the name of the Employer alone (unless the Employer otherwise directs) letters patent, copyrights or other analogous protection in any country throughout the world and when so obtained or vested to renew and restore the same; and

          (b) to defend any opposition proceedings in respect of such applications and any opposition proceedings or petitions or applications for revocation of such letters patent, copyright or other analogous protection.

     In the event the Employer is unable, after reasonable effort, to secure my signature on any letter patent, copyright or other analogous protection relating to a Development, whether because of my physical or mental incapacity or for any other reason whatsoever, I hereby irrevocably designate and appoint the Employer attorney-in-fact, to act for and in my behalf and stead to execute and file any such application or applications and to do all other lawfully permitted acts to further the prosecution and issuance of letters patent, copyright or other analogous protection thereon with the same legal force and effect as if executed by me.

     3. I represent that my performance of all of the terms of this Agreement and as an employee of the Employer does not and will not breach any agreement to keep in confidence proprietary information acquired by me in confidence or in trust prior to my employment by the Employer. I have not entered into, and I agree I will not enter into, any agreement, either written or oral, in conflict herewith.

     4. I recognize that the Confidential Information constitutes "trade secrets" under Section 688.002(4), Florida Statutes and that Section 812.081, Florida Statutes, specifically prohibits, and makes a criminal offense, unauthorized possession and use of such Confidential Information by me and/or by any person acting in concert with me.

     5. Any waiver by the Employer of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach of such provision or any other provision hereof.

     6. I hereby agree that each provision herein shall be treated as a separate and independent clause, and the unenforceability of any one clause shall in no way impair the enforceability of any of the other clauses herein. Moreover, if one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to scope, activity or subject so as to be unenforceable at law, such provision or provisions shall be construed by the appropriate judicial body by limiting and reducing it or them, so as to be enforceable to the maximum extent compatible with the applicable law as it shall then appear.

     7. My obligations under this Agreement shall survive the termination of my employment regardless of the manner of such termination and shall be binding upon my heirs, executors, administrators and legal representatives. Notwithstanding the foregoing, in no event shall any of my obligations under this Agreement survive beyond one (1) year from my termination except the covenants set forth in paragraph 1.

     8. The term "Employer" shall include AccuFacts Pre-Employment Screening, Inc., and any of its subsidiaries, subdivisions or affiliates. The Employer shall have the right to assign this Agreement in its entirety to its successors and assigns (and its rights in part to any purchaser of any of its products, to the extent relevant to such products), and all covenants and agreements hereunder shall inure to the benefit of and be enforceable by said successors, assigns or purchasers.

     9. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, exclusive of its conflict of laws rules.

                  IN  WITNESS   WHEREOF,   the  undersigned  has  executed  this
Agreement as of the 11th day of October 1999.

                                 Richard J. Maglio
                                 Name of Executive

                                 /s/ Richard J. Maglio
                                 ----------------------------------
                                 Signature
                                 Address

                                 Maglio-AccuFacts Pre-Employment Screening, Inc.

                                 By: /s/ Philip Luizzo
                                     ----------------------------------
                                     Name: Philip Luizzo
                                     Title: President